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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      November 13, 1998
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                        TSI INTERNATIONAL SOFTWARE LTD.
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            (Exact name of registrant as specified in its charter)
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
         Delaware                   0-22667                   06-1132156
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)

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           45 Danbury Road
          Wilton, Connecticut                                     06897
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (203) 761-8600
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ITEM 2:  ACQUISITION OF DISPOSITION OF ASSETS.

     On November 13, 1998, TSI International Software Ltd., a Delaware corporation (the "Company"), agreed to acquire substantially all of the assets
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and assume certain liabilities of Software Consulting Partners ("SCP"), a
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Delaware corporation (the "Asset Transfer").  The Asset Transfer will be
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effected pursuant to an Asset Transfer Agreement, dated as of November 13, 1998, by and among the Company, SCP and, with respect to certain provisions of the Asset Transfer Agreement, a stockholder of SCP (the "SCP Stockholder"). SCP is
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a professional services organization which provides installation, maintenance and user support consulting services to enterprises utilizing SAP software. The Asset Transfer will be recorded for accounting purposes as a purchase and is structured to be a "tax-free" reorganization for federal income tax purposes.

     In connection with the Asset Transfer, the Company agreed to issue SCP 33,922 shares of its Common Stock upon the closing of the Asset Transfer, with 50% of such shares subject to an escrow to secure certain indemnification obligations of SCP and the SCP Stockholder. In addition, the Company will issue a maximum of an additional 33,921 shares of its Common Stock (the "Earnout
                                                                   -------
Shares") to SCP within ten days following the date on which the Company
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announces its balance sheet and results of operations for fiscal year 1999.  The number of Earnout Shares to be issued to SCP will be based upon (i) the professional fee revenues generated by employees of SCP as part of the Company's professional services group during fiscal year 1999 and (ii) the number of employees of SCP who are continuously employed by the Company from the date of the closing through (A) March 31, 1999 and (B) December 31, 1999.

     The shares of the Company's Common Stock to be issued to SCP in the Asset Transfer will not be registered under the Securities Act of 1933, as amended. Pursuant to the terms of the Asset Transfer Agreement, the Company, SCP and the SCP Stockholder will enter into a Registration Rights Agreement providing for the grant of certain piggyback rights to SCP and the SCP Stockholder with respect to the resale of shares of the Company's Common Stock issued in connection with the Asset Transfer.

     In connection with the Asset Transfer, Ulrich Neubert, the founder and President of SCP, will enter into an employment agreement and a non-competition agreement with the Company. Additionally, James Cameron, the Vice President, Integration and Products of SCP, will enter into an employment agreement with the Company.

     The closing of the Asset Transfer is subject to a number of conditions precedent including: (i) the representations and warranties made by each party in the Asset Transfer Agreement shall be true in all material respects; (ii) the covenants made by each party in the Asset Transfer Agreement shall have been performed and complied with in all material respects; (iii) SCP shall have received an executed copy of the Registration Rights Agreement; (iv) the Company shall have received executed copies of the employment agreements for Ulrich Neubert and James Cameron; (v) the Company shall have received an executed copy of the non-competition agreement for Ulrich Neubert;
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(vi) at least 20 employees of SCP shall have accepted employment with the
Company and (vii) certain other customary closing conditions.

Item 7:  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         The Company intends to file the required historical financial statements for SCP no later than 60 days after the date of this Form 8-K.

     (b) Pro forma financial information.

         The Company intends to file the required pro forma financial statements reflecting the acquisition of substantially all of the assets and the assumption of certain liabilities of SCP by the Company no later than 60 days after the date of this Form 8-K.

     (c) Exhibits.

         The following exhibits are filed herewith:

         2.1  Asset Transfer Agreement (the "Agreement"), dated as of November
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13, 1998, by and among the Company, SCP and, only with respect to certain provisions of the Agreement, a shareholder listed on Exhibit A of the Agreement.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 1998

                              TSI INTERNATIONAL SOFTWARE LTD.

                              By:   /s/ Ira A. Gerard
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                                  Ira. A. Gerard
                                  Vice President, Finance and Administration,
                                  Chief Financial Officer and Secretary
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                                 EXHIBIT INDEX

Exhibit 2.1     Asset Transfer Agreement (the "Agreement"), dated as of November
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                13, 1998, by and among the Company, SCP and, only with respect to certain provisions of the Agreement, a shareholder listed on Exhibit A of the Agreement.